MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Insured Municipal Bond Trust (IMB) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Insured Municipal Bond Trust to Morgan Stanley Dean Witter Insured Municipal Bond Trust. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]




[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

Date                 AAA Ins            Tsy            % Relationship
----                 -------            ---            --------------
12/31/93              5.40%            6.34%               85.17%
01/31/94              5.40%            6.24%               86.54%
02/28/94              5.80%            6.66%               87.09%
03/31/94              6.40%            7.09%               90.27%
04/29/94              6.35%            7.32%               86.75%
05/31/94              6.25%            7.43%               84.12%
06/30/94              6.50%            7.61%               85.41%
07/29/94              6.25%            7.39%               84.57%
08/31/94              6.30%            7.45%               84.56%
09/30/94              6.55%            7.81%               83.87%
10/31/94              6.75%            7.96%               84.80%
11/30/94              7.00%            8.00%               87.50%
12/30/94              6.75%            7.88%               85.66%
01/31/95              6.40%            7.70%               83.12%
02/28/95              6.15%            7.44%               82.66%
03/31/95              6.15%            7.43%               82.77%
04/28/95              6.20%            7.34%               84.47%
05/31/95              5.80%            6.66%               87.09%
06/30/95              6.10%            6.62%               92.15%
07/31/95              6.10%            6.86%               88.92%
08/31/95              6.00%            6.66%               90.09%
09/29/95              5.95%            6.48%               91.82%
10/31/95              5.75%            6.33%               90.84%
11/30/95              5.50%            6.14%               89.58%
12/29/95              5.35%            5.94%               90.07%
01/31/96              5.40%            6.03%               89.55%
02/29/96              5.60%            6.46%               86.69%
03/29/96              5.85%            6.66%               87.84%
04/30/96              5.95%            6.89%               86.36%
05/31/96              6.05%            6.99%               86.55%
06/28/96              5.90%            6.89%               85.63%
07/31/96              5.85%            6.97%               83.93%
08/30/96              5.90%            7.11%               82.98%
09/30/96              5.70%            6.93%               82.25%
10/31/96              5.65%            6.64%               85.09%
11/29/96              5.50%            6.35%               86.61%
12/31/96              5.60%            6.63%               84.46%
01/31/97              5.70%            6.79%               83.95%
02/28/97              5.65%            6.80%               83.09%
03/31/97              5.90%            7.10%               83.10%
04/30/97              5.75%            6.94%               82.85%
05/30/97              5.65%            6.91%               81.77%
06/30/97              5.60%            6.78%               82.60%
07/30/97              5.30%            6.30%               84.13%
08/31/97              5.50%            6.61%               83.21%
09/30/97              5.40%            6.40%               84.38%
10/31/97              5.35%            6.15%               86.99%
11/30/97              5.30%            6.05%               87.60%
12/31/97              5.15%            5.92%               86.99%
01/31/98              5.15%            5.80%               88.79%
02/28/98              5.20%            5.92%               87.84%
03/31/98              5.25%            5.93%               88.53%
04/30/98              5.35%            5.95%               89.92%
05/29/98              5.20%            5.80%               89.66%
06/30/98              5.20%            5.65%               92.04%
07/31/98              5.18%            5.71%               90.72%
08/31/98              5.03%            5.27%               95.45%
09/30/98              4.95%            5.00%               99.00%
10/31/98              5.05%            5.16%               97.87%

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury bond yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new-issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance.


PERFORMANCE

The Trust's net asset value (NAV) increased from $15.53 to $15.64 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.985 per share, the Trust's total NAV return was 6.89 percent. IMB's price on the New York Stock Exchange moved from $16.00 to $16.125 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 7.03 percent. On October 31, 1998, the Trust traded at a 3.10 percent premium to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend was reduced from $0.0825 per share to $0.0775 per share, to more closely reflect the Trust's anticipated income. The level of undistributed net investment income declined from $0.137 to $0.133 per share.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



LARGEST SECTORS (PIE CHART):

CATAGORY
--------

Mortgage                      27%
Refunded                      23%
Transportation                12%
Education                      9%
Water & Sewer                  9%
IDR/PCR*                       7%
Electric                       6%
All Other                      7%

Total                         100%

------------
* Industrial Development/Pollution Control Revenue.

  Portfolio structure is subject to change.


CREDIT ENHANCEMENTS:

MBIA                           43%
FGIC                           27%
FSA                            16%
GNMA                            8%
AMBAC                           6%

Total                         100%

As measured by Moody's Investors Service Inc or Standard & Poor's Corp.

Portfolio structure is subject to change.


CALL STRUCTURE (BAR GRAPH):

Call Dates
----------

   1998                          0%
   1999                          2%
   2000                         22%
   2001                         42%
   2002                          5%
   2003                          2%
   2004                          0%
   2005                          6%
   2006                         12%
   2007                          0%
   2008                          6%
   2009+                         3%
                               100%

Portfolio structure is subject to change

WEIGHTED AVERAGE CALL PROTECTION: 4 YEARS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 11 long-term sectors and 39 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 4 years of weighted average call protection.

At the time of issuance, municipal bonds generally have 10 years of protection from the municipality's option to call bonds for redemption. Interest rates have declined since the Trust's inception and we anticipate that most municipal issuers will use their optional call provisions to refinance portfolio holdings at lower yields. In fact, the bonds in the refunded category have been refinanced and the call dates have been announced.

The Trust's weighted average maturity was 19 years. Average duration (a measure of price volatility to interest rate changes) was 4 years. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance or an escrow or trust account containing sufficient U.S. government guaranteed securities.


THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.13 per share to common share earnings. The yield on the Trust's only ARPS series ranged between 3.65 and 3.73 percent. The series totaled $30 million and represented 27 percent of net assets.


LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


it has been in the last 10 years, the outlook for municipal bonds is positive. We anticipate that the portfolio's average duration will be extended as older, higher-yielding investments, including refunded issues, are replaced.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
RESULTS OF ANNUAL MEETING (unaudited)


                                     * * *

On October 20, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEE BY ALL SHAREHOLDERS:

Michael Bozic

  For ..............  3,561,634
  Withheld .........     67,246

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:
Charles A. Fiumefreddo

  For ..............        351
  Withheld .........          0

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

  For .............   3,535,583
  Against .........       6,873
  Abstain .........      86,424

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.9%)
            General Obligation (1.7%)
 $  2,000   California, Refg Dtd 10/01/98 (MBIA) .......................................... 4.50%    10/01/28    $  1,857,260
 --------                                                                                                        ------------
            Educational Facilities Revenue (8.8%)
    6,000   Massachusetts Health & Educational Facilities Authority, Boston University
            Ser 1991 Ser K & L (MBIA) ..................................................... 6.66     10/01/31       6,525,180
    2,000   New York State Dormitory Authority, St John's University Ser 1996 (MBIA) .      5.70     07/01/26       2,150,940
    1,000   Pennsylvania Higher Educational Facilities Authority, Duquesne University
 --------   Refg Ser A of 1991 (MBIA) ..................................................... 6.75     04/01/20       1,063,920
                                                                                                                 ------------
    9,000                                                                                                           9,740,040
 --------                                                                                                        ------------
            Electric Revenue (6.2%)
    3,000   Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC) ......... 6.50     01/01/11       3,216,390
    1,500   South Carolina Public Service Authority, Santee Cooper 1997 Refg Ser A
            (MBIA) ........................................................................ 5.00     01/01/29       1,476,915
    2,000   Snohomish County Public Utility District #1, Washington, 1993 Ser (FGIC) ...... 6.00     01/01/18       2,177,920
 --------                                                                                                        ------------
    6,500                                                                                                           6,871,225
 --------                                                                                                        ------------
            Hospital Revenue (1.9%)
    2,000   University of Missouri, Health Ser 1996 A (AMBAC) ............................. 5.50     11/01/16       2,098,840
 --------                                                                                                        ------------
            Industrial Development/Pollution Control Revenue (7.4%)
    2,500   Jasper County, Indiana, Northern Indiana Public Service Co Collateralized
            Ser 1991 (MBIA) ............................................................... 7.10     07/01/17       2,734,825
    1,000   Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC) ......... 7.60     03/01/16       1,096,550
    1,000   Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA) .................. 7.00     06/01/31       1,092,030
    3,000   New Hampshire Industrial Development Authority, Canal Electric Co (AMT)
 --------   (FGIC) ........................................................................ 7.375    12/01/20       3,257,190
                                                                                                                 ------------
    7,500                                                                                                           8,180,595
 --------                                                                                                        ------------
            Mortgage Revenue - Multi-Family (2.9%)
    2,955   New York State Housing Finance Agency, 1996 Ser A Refg (FSA) .................. 6.10     11/01/15       3,222,339
 --------                                                                                                        ------------
            Mortgage Revenue - Single Family (23.8%)
    1,605   District of Columbia Housing Finance Agency, GNMA Collateralized
            Ser 1988 E (AMT) .............................................................. 7.70     12/01/22       1,665,685
      100   Hawaii Housing Finance & Development Corporation, Ser 1989 A (AMT)
            (Bifurcated FSA) .............................................................. 7.70     07/01/29         103,031
      870   Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser B
            (AMT) (AMBAC) ................................................................. 7.80     06/01/22         916,127
    5,000   Maine Housing Authority, Ser 1991 A (Bifurcated FSA) .......................... 7.40     11/15/22       5,303,300
    4,720   Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA) ................. 7.60     12/01/14       5,013,206
    1,725   Missouri Housing Development Commission, GNMA-Backed 1991 Ser A
            (AMT) ......................................................................... 7.375    08/01/23       1,819,220
    4,400   Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 & 2
            (AMT) ......................................................................... 7.631    09/10/30       4,649,480

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                                                     COUPON    MATURITY
 THOUSANDS                                                                                      RATE       DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
 $    620   New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E
            (MBIA) .......................................................................... 7.65%     10/01/16    $    646,331
    1,910   Tennessee Housing Development Agency, Homeownership Issue S (AMT)
            (Secondary MBIA) ................................................................ 7.625     07/01/22       2,031,763
    3,935   Wisconsin Housing & Economic Development Authority, Homeownership
 --------   1991 Ser A (Bifurcated FSA) ..................................................... 7.50      09/01/17       4,143,555
                                                                                                                    ------------
   24,885                                                                                                             26,291,698
 --------                                                                                                           ------------
            Transportation Facilities Revenue (12.0%)
    3,000   Hawaii, Airports Second Ser 1990 (AMT) (FGIC) ................................... 7.50      07/01/20       3,227,910
    2,000   Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
            Sub Lien Ser 1991 B (AMT) (MBIA) ................................................ 6.75      12/01/21       2,185,180
    5,000   New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC) .............................. 6.805     11/01/17       5,862,700
    2,000   North Texas Tollway Authority, Dallas North Tollway Ser 1998 (FGIC) ............. 4.75      01/01/29       1,904,480
 --------                                                                                                           ------------
   12,000                                                                                                             13,180,270
 --------                                                                                                           ------------
            Water & Sewer Revenue (8.7%)
    2,000   East Bay Municipal Utility District, California, Water Ser 1998 (MBIA) .......... 4.75      06/01/34       1,910,780
    2,250   Broward County, Florida, Utility Ser 1991 (FGIC) ................................ 6.00      10/01/20       2,374,200
    1,000   New York City Municipal Water Finance Authority, New York, 1999 Ser A
            (FGIC) .......................................................................... 4.75      06/15/31         952,210
    4,000   Norfolk, Virginia, Water Ser 1995 (MBIA) ........................................ 5.875     11/01/20       4,351,000
 --------                                                                                                           ------------
    9,250                                                                                                              9,588,190
 --------                                                                                                           ------------
            Other Revenue (1.9%)
    2,000   Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA) ................................... 5.50      12/01/15       2,084,660
 --------                                                                                                           ------------
            Refunded (22.6%)
    5,000   Eastern Municipal Water District, California, Water & Sewer Ser 1991
            COPs (FGIC) ..................................................................... 6.50     07/01/01+       5,479,400
    2,000   Connecticut Health & Educational Facilities Authority, Yale-New Haven
            Hospital Ser F (MBIA) ........................................................... 7.10     07/01/00+       2,156,460
    3,000   Jacksonville Health Facilities Authority, Florida, New Children's Hospital at
            Baptist Medical Center Ser 1991 (MBIA) .......................................... 7.00     06/01/01+       3,305,880
    5,000   Cook County, Illinois, Ser 1992 A (MBIA) ........................................ 6.60     11/15/02+       5,626,450
    3,000   Illinois Health Facilities Authority, Memorial Medical Center Ser 1989
            (MBIA) .......................................................................... 6.75     10/01/00+       3,237,840
    1,425   Port of Portland, Oregon, Portland International Airport Ser Seven B
            (AMT) (MBIA) .................................................................... 7.10     07/01/12+       1,771,589
    3,000   Bucks County Industrial Development Authority, Pennsylvania, Grand View
 --------   Hospital Ser of 1991 (AMBAC) .................................................... 7.00     07/01/01+       3,310,140
                                                                                                                    ------------
   22,425                                                                                                             24,887,759
 --------                                                                                                           ------------
  100,515
 --------
            TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $99,208,126) .....................................     108,002,876
                                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued

 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.3%)
$    300    Missouri Health & Educational Facilities Authority, Washington University
--------    Ser 1996 D (Demand 11/02/98) (Identified Cost $300,000) ................. 3.70*%       09/01/30     $    300,000
                                                                                                                ------------
$100,815    TOTAL INVESTMENTS (Identified Cost $99,508,126 ) (a)................................    98.2%        108,302,876
========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES   ...................................     1.8           2,037,818
                                                                                                   -----        ------------
            NET ASSETS .........................................................................   100.0%       $110,340,694
                                                                                                   =====        ============

----------------------------------------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
+      Prerefunded to call date shown.
*      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,884,043 and the aggregate gross unrealized depreciation is $89,293, resulting in net unrealized appreciation of $8,794,750.

Bond Insurance:
---------------

AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.


                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1998

   California  ..................       8.4%
   Connecticut ..................       2.0
   District of Columbia .........       1.5
   Florida ......................       5.1
   Hawaii .......................       3.0
   Illinois  ....................       8.0
   Indiana   ....................       3.5
   Kansas   .....................       1.8
   Maine   ......................       4.8

   Massachusetts  ...............      10.5%
   Michigan .....................       2.0
   Missouri .....................       3.8
   Nebraska .....................       4.2
   New Hampshire ................       8.3
   New Jersey  ..................       0.6
   New Mexico ...................       1.9
   New York  ....................       5.7
   Oregon .......................       1.6

   Pennsylvania .................       4.0%
   South Carolina ...............       4.3
   Tennessee ....................       1.8
   Texas   ......................       1.7
   Virginia  ....................       3.9
   Washington   .................       2.0
   Wisconsin ....................       3.8
                                       ----
   Total  .......................      98.2%
                                       ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $99,508,126).........................................  $108,302,876
Cash ...................................................................       170,815
Interest receivable ....................................................     2,007,003
Prepaid expenses .......................................................        89,768
                                                                          ------------
   TOTAL ASSETS ........................................................   110,570,462
                                                                          ------------
LIABILITIES:
Payable for:
   Dividends to preferred shareholders .................................        91,248
   Investment management fee ...........................................        38,236
Accrued expenses .......................................................       100,284
                                                                          ------------
   TOTAL LIABILITIES ...................................................       229,768
                                                                          ------------
   NET ASSETS ..........................................................  $110,340,694
                                                                          ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of non-participating $.01 par value, 600 shares outstanding).............  $ 30,000,000
                                                                          ------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 5,137,563 shares outstanding) ........................    70,937,933
Net unrealized appreciation ............................................     8,794,750
Accumulated undistributed net investment income ........................       683,779
Accumulated net realized loss ..........................................       (75,768)
                                                                          ------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................    80,340,694
                                                                          ------------
   TOTAL NET ASSETS ....................................................  $110,340,694
                                                                          ============
NET ASSET VALUE PER COMMON SHARE
  ($80,340,694 divided by 5,137,563 common shares outstanding)..........  $      15.64
                                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME ...............................  $6,833,558
                                                 ----------
EXPENSES
Investment management fee .....................     386,216
Auction commission fees .......................     112,500
Professional fees .............................      95,615
Transfer agent fees and expenses ..............      29,064
Trustees' fees and expenses ...................      18,448
Registration fees .............................      16,577
Auction agent fees ............................       7,919
Shareholder reports and notices ...............       7,695
Custodian fees ................................       5,155
Other .........................................      17,275
                                                 ----------
   TOTAL EXPENSES .............................     696,464
Less: expense offset ..........................      (5,136)
                                                 ----------
   NET EXPENSES ...............................     691,328
                                                 ----------
   NET INVESTMENT INCOME ......................   6,142,230
                                                 ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................     209,427
Net change in unrealized appreciation .........     347,409
                                                 ----------
   NET GAIN ...................................     556,836
                                                 ----------
NET INCREASE ..................................  $6,699,066
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR       FOR THE YEAR
                                                            ENDED             ENDED
                                                      OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................    $  6,142,230      $  6,179,031
Net realized gain (loss) ...........................         209,427           (27,561)
Net change in unrealized appreciation ..............         347,409           847,032
                                                        ------------      ------------
   NET INCREASE ....................................       6,699,066         6,998,502
                                                        ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ..........................................      (1,103,850)       (1,131,150)
Common .............................................      (5,060,382)       (4,947,971)
                                                        ------------      ------------
   TOTAL ...........................................      (6,164,232)       (6,079,121)
                                                        ------------      ------------
Decrease from transactions in common shares of
  beneficial interest ..............................              --          (345,471)
                                                        ------------      ------------
   NET INCREASE ....................................         534,834           573,910
NET ASSETS:
Beginning of period ................................     109,805,860       109,231,950
                                                        ------------      ------------
  END OF PERIOD
   (Including undistributed net investment income of
   $683,779 and $705,781, respectively).............    $110,340,694      $109,805,860
                                                        ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust"), formerly InterCapital Insured Municipal Bond Trust (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $6,680,420 and $6,410,620, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,101. At October 31, 1998, the Trust had an accrued pension liability of $41,062 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

            AMOUNT IN               RESET         RANGE OF
 SHARES*   THOUSANDS*    RATE*      DATE      DIVIDEND RATES**
 -------   ----------    -----      ----      ----------------
   600       $30,000      3.65%  07/08/99    3.65% -- 3.73%

---------------
*     As of October 31, 1998.
**    For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998, the Trust paid dividends at a rate of 3.65% in the aggregate amount of $182,496.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                       CAPITAL
                                                                                                       PAID IN
                                                                                                      EXCESS OF
                                                                             SHARES     PAR VALUE     PAR VALUE
                                                                             ------     ---------     ---------
Balance, October 31, 1996 ...............................................  5,161,563     $51,616    $71,231,788
Treasury shares purchased and retired (weighted average discount 6.52%)*     (24,000)       (240)      (345,231)
                                                                           ---------     -------    -----------
Balance, October 31, 1997 and 1998 ......................................  5,137,563     $51,376    $70,886,557
                                                                           =========     =======    ===========

---------------
*     The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Trust utilized approximately $209,000 of its net capital loss carryover. At October 31, 1998, the Trust had a net capital loss carryover of approximately $76,000, of which $48,000 will be available through October 31, 2004 and $28,000 will be available through October 31, 2005 to offset future capital gains to the extent provided by regulations.


7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD               PAYABLE
   PER SHARE           DATE                 DATE
   ---------           ----                 ----
$  0.0775      November 6, 1998     November 20, 1998
$  0.0775      December 4, 1998     December 18, 1998

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                                                      FOR THE YEAR ENDED OCTOBER 31*
                                                                    --------------------------------------------------------------
                                                                      1998           1997          1996        1995          1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................     $15.53         $15.35        $15.41      $14.16        $16.75
                                                                     ------         ------        ------      ------        ------
Net investment income ..........................................       1.20           1.20          1.21        1.22          1.34
Net realized and unrealized gain (loss) ........................       0.11           0.16         (0.17)       1.30         (2.49)
                                                                     ------         ------        ------      ------        ------
Total from investment operations ...............................       1.31           1.36          1.04        2.52         (1.15)
                                                                     ------         ------        ------      ------        ------
Less dividends from:
 Net investment income .........................................      (0.99)         (0.96)        (0.90)      (1.04)        (1.21)
 Common share equivalent of dividends paid to preferred
  shareholders .................................................      (0.21)         (0.22)        (0.22)      (0.23)        (0.23)
                                                                     ------         ------        ------      ------        ------
Total dividends ................................................      (1.20)         (1.18)        (1.12)      (1.27)        (1.44)
                                                                     ------         ------        ------      ------        ------
Anti-dilutive effect of acquiring treasury shares ..............         --             --          0.02          --            --
                                                                     ------         ------        ------      ------        ------
Net asset value, end of period .................................    $ 15.64         $15.53        $15.35      $15.41        $14.16
                                                                    =======         ======        ======      ======        ======
Market value, end of period ....................................    $16.125         $16.00       $14.125     $14.625       $12.875
                                                                    =======         ======        ======      ======        ======
TOTAL INVESTMENT RETURN+ .......................................       7.03%         20.62%         3.06%      22.10%       (22.37)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .................................................       0.87%(1)       0.89%(1)      0.92%       0.91%(1)      1.03%
Net investment income before preferred stock dividends .........       7.65%          7.80%         7.85%       8.16%         8.68%
Preferred stock dividends ......................................       1.37%          1.43%         1.41%       1.53%         1.49%
Net investment income available to common shareholders .........       6.28%          6.37%         6.44%       6.63%         7.19%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........................   $110,341       $109,806      $109,232    $110,718      $109,377
Asset coverage on preferred shares at end of period ............        367%           365%          363%        369%          312%
Portfolio turnover rate ........................................          6%             2%            5%          6%           12%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL BOND TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Bond Trust (the "Trust"), formerly InterCapital Insured Municipal Bond Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998

-------------------------------------------------------------------------------
                      1998 FEDERAL TAX NOTICE (unaudited)

For the year ended October 31, 1998, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL
BOND TRUST


ANNUAL REPORT
OCTOBER 31, 1998